SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2004


                             The Warnaco Group, Inc.
                             -----------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                  001-10857                  95-4032739
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(State or other jurisdiction  (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)


501 Seventh Avenue, New York, New York                              10018
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (212) 287-8000
                                                    ----------------------------


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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

         The Warnaco Group, Inc. is filing this Current Report on Form 8-K to clarify certain disclosure contained under Item 3. Legal Proceedings and Note 26 of Notes to Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended January 3, 2004 (filed by the Company on March 18, 2004) regarding the status of the Securities and Exchange Commission's (the "SEC") investigation with respect to the Company. The proposed settlement documents provided by the SEC staff on February 3, 2004 resulted from an offer of settlement made by the Company to the SEC staff and not, as was reported in certain news publications, a settlement offer made by the SEC. Any agreement reached between the Company and the SEC staff would be subject to approval by the SEC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE WARNACO GROUP, INC.



Date:  March 26, 2004                     By:   /s/ Jay A. Galluzzo
                                                -------------------------------
                                                Name:   Jay A. Galluzzo
                                                Title:  Vice President, General
                                                        Counsel and Secretary